
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                       May 15, 2002

POOL BALANCE:                                                  Month of:
                                                               April , 2002
Pool Balance, beginning of month                               $883,144,120.42

Pool Balance, end of month                                     $932,301,788.55

Pool Balance, average                                          $893,907,600.97

Required Pool Balance, end of month                            $932,301,788.55



COLLECTIONS & SERIES ALLOCATIONS                               Month of:
                                                               April , 2002

Series Allocable Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $409,733,872.63
   Series 2001-1                                               $175,600,231.13
                                                               $585,334,103.76

Series Allocable Non-Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $  2,113,264.16
   Series 2001-1                                               $    905,684.64
                                                               $  3,018,948.80

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ -
   Series 2001-1                                               $ -
                                                               $ -

Investment Proceeds
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $    232,565.29
   Series 2001-1                                               $     99,665.83
                                                               $    332,231.12


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                Month of:
                                                               April , 2002

1999-VFN                                                       $          0.00
Series 2000-VFN                                                $          0.00
Series 2000-1 Class A                                          $          0.00
Series 2000-1 Class B                                          $          0.00
Series 2001-1 Class A                                          $          0.00
Series 2001-1 Class B                                          $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                   First day of:
                                                               April , 2002

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       91.34%
     Series 2001-1                                                       91.34%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES          Month of:
                                                               April , 2002

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $374,241,464.32
   Cert. Percentage minus Excess Cert. Percentage:             $ 35,492,408.31
                                                               $409,733,872.63
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $  1,930,206.72
   Cert. Percentage minus Excess Cert. Percentage:             $    183,057.44
                                                               $  2,113,264.16
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $160,389,198.99
   Cert. Percentage minus Excess Cert. Percentage:             $ 15,211,032.13
                                                               $175,600,231.13
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $    827,231.45
   Cert. Percentage minus Excess Cert. Percentage:             $     78,453.19
                                                               $    905,684.64


                                                               Paid on:
MONTHLY DISTRIBUTIONS                                          May 15, 2002

Principal Distributions to Investors
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $ -
     Series 2000-1 Class B                                     $ -
     Series 2001-1 Class A                                     $ -
     Series 2001-1 Class B                                     $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                           $          0.00000000
     Series 2000-VFN                                           $          0.00000000
     Series 2000-1 Class A                                     $          0.00000000
     Series 2000-1 Class B                                     $          0.00000000
     Series 2001-1 Class A                                     $          0.00000000
     Series 2001-1 Class B                                     $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                           $     19,125.00
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $  1,073,975.00
     Series 2000-1 Class B                                     $    103,950.00
     Series 2001-1 Class A                                     $    459,358.33
     Series 2001-1 Class B                                     $     44,658.33

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $          1.66250000
     Series 2000-1 Class B                                     $          1.92500000
     Series 2001-1 Class A                                     $          1.65833333
     Series 2001-1 Class B                                     $          1.94166667

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    470,542.02
     Series 2001-1                                             $    201,660.87

Reserve Fund Deposit Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                  Paid on:
                                                               May 15, 2002

Investor Default Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Previously waived servicing fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Collections Released to Cert. during Collection Period         $585,595,614.39

Excess Distributed to Cert. on Payment Date                    $    716,399.74


FUNDED AND INVESTED AMOUNTS:                                   Last day of:
                                                               April , 2002

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                          $600,000,000.00
Incremental Funded Amounts (Cumulative)                        $185,000,000.00
Principal Distributed to Investors (Cumulative)                $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                          $150,000,000.00
Incremental Funded Amounts (Cumulative)                        $          0.00
Principal Distributed to Investors (Cumulative)                $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $646,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $104,157,911.70
   Invested Amount                                             $541,842,088.30

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $277,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $ 44,639,105.02
   Invested Amount                                             $232,360,894.98

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                    As of:
                                                               May 15, 2002

Series 1999-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-1
   Reserve Fund Balance                                        $  3,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $646,000,000.00
   Outstanding Principal Balance, Class B                      $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                        $  1,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $277,000,000.00
   Outstanding Principal Balance, Class B                      $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                          Last day of:
     To be used in the following month's computations.         April , 2002

Pool Total Components of Excess Receivables:
     Used Vehicles                                             $ 98,051,951.08
     Finance Hold Receivables (for Credit Reasons Only)        $  3,785,511.00
     Delayed Payment Program                                   $    207,514.36

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                             $233,075,447.14
     Finance Hold Receivables                                  $          0.00
     Delayed Payment Program                                   $ 18,646,035.77

Total Excess Receivables                                       $  3,785,511.00

Overconcentration Amount                                       $  1,085,633.94

Ineligible Amount                                              $          0.00

Trust Incremental Subordinated Amount                          $  4,871,144.94



POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                               April 30, 2002

Series Incremental Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $  4,956,808.18
     Series 2001-1                                             $  2,124,346.36

Required Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 56,725,310.35
     Series 2001-1                                             $ 24,310,847.29

Available Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 56,725,310.35
     Series 2001-1                                             $ 24,310,847.29


CHARGE OFFS                                                    For Month of:
                                                               April , 2002

Defaulted Receivables                                          $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Deficiency Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Required Draw Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                 As of:
                                                               May 15, 2002

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                            As of:
                                                               May 15, 2002

Series 1999-VFN Estimated                                                 2.0900000%
Series 2000-VFN Estimated                                                 2.0900000%
Series 2000-1 Class A                                                     1.9750000%
Series 2000-1 Class B                                                     2.2900000%
Series 2001-1 Class A                                                     1.9700000%
Series 2001-1 Class B                                                     2.3100000%

MONTHLY PAYMENT RATE %                                         Month of:
                                                               April , 2002

MONTHLY PAYMENT RATE %                                                   65.48%
